UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Janux Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40475	82-2289112
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10955 Vista Sorrento Parkway, Suite 200 San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 751-4493

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JANX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On August 8, 2023, Janux Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the three and six months ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item and the exhibit attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether filed before or after the date hereof and regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2023, as a result of Peter Thompson, M.D., a former independent member of the Company’s Board of Directors (the “Board”), not standing for re-election at the Company’s 2023 Annual Meeting of Stockholders, the Company received a letter from the Nasdaq Stock Market LLC (“Nasdaq”) on June 16, 2023 specifying that the Company no longer complied with Nasdaq’s majority independent directors requirement set forth in Nasdaq Listing Rule 5605(b)(1) and that Nasdaq would provide the Company a cure period in order to regain compliance with such Rule. Recently, Ron Barrett, Ph.D., a member of the Board, became an independent director as defined in Nasdaq Listing Rule 5605(a)(2). On August 1, 2023, the Company received a letter from Nasdaq noting that, as a result of Dr. Barrett becoming an independent director, Nasdaq has determined that the Company has regained compliance with the Rule and the matter is now closed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Janux Therapeutics, Inc. dated August 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JANUX THERAPEUTICS, INC.

Date: August 8, 2023	By:	/s/ David Campbell, Ph.D.
David Campbell, Ph.D.
President and Chief Executive Officer